                                                                  Exhibit 4.4.3

                                THIRD AMENDMENT

     THIS THIRD AMENDMENT (this "AMENDMENT") is entered into as of May 28, 1999, between SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), an Ohio corporation ("BORROWER"), the Required Lenders under the Credit Agreement (hereinafter defined), NATIONSBANK, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE Agent"), and Guarantors under the Credit Agreement. Reference is made to that certain Credit Agreement, dated as of December 23, 1998 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower; Administrative Agent; Lehman Commercial Paper Inc. and PNC Bank, National Association, as Co-Syndication Agents; Toronto Dominion (Texas), Inc. and First Union National Bank, as Co-Documentation Agents; and the Lenders party thereto.

     Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment, and all Section references herein are to Sections in the Credit Agreement.

                                R E C I T A L S

     A. Borrower has requested that Required Lenders agree to amend the Credit Agreement to provide that the Operating Cash Flow of the Companies used in the calculation of Communications Operating Cash Flow for the fiscal quarters ending December 31, 1998, and March 31, 1999, be calculated on an annualized basis, rather than on a Rolling Period basis.

     B. Required Lenders are willing to amend the Credit Agreement to make the change requested by Borrower, but only upon the conditions, among other things, that Borrower, each Guarantor under the Credit Agreement, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1.   AMENDMENT. Borrower and Required Lenders hereby agree to amend the Credit Agreement to allow Borrower to calculate the Operating Cash Flow of the Companies used in the calculation of Communications Operating Cash Flow for the fiscal quarters ending December 31, 1998, and March 31, 1999, on an annualized basis, rather than on a Rolling Period basis; accordingly, the Credit Agreement is amended as follows:

     (a) The definition of "Communications Operating Cash Flow" in SECTION 1 of the Credit Agreement is amended in its entirety to read as follows:

          "COMMUNICATIONS OPERATING CASH FLOW means (a) at any date of determination on or prior to March 31, 1999, thereof, the sum of (i) the Operating Cash Flow of Communications and its Subsidiaries (other than the Companies and Logix and its Subsidiaries) on a consolidated basis, plus (ii) the Annualized Operating Cash Flow or (b) on any date of determination occurring after April 1, 1999, the Operating Cash Flow of Communications and its Subsidiaries (other than Logix and its Subsidiaries) on a consolidated basis; calculations of Communications Operating Cash Flow should be adjusted, as required (and without duplication), to take into account any minority ownership in any Subsidiary or Cellular Partnership;


                                                                 Third Amendment
         provided, however, with respect to any Cellular Partnership of Communications or its Subsidiaries (other than Logix and its Subsidiaries), which is indebted to Communications or any Subsidiary of Communications (other than Logix and its Subsidiaries) (the "CELLULAR PARTNERSHIP DEBT"), such adjustments for minority interests shall be made only when either (i) such Cellular Partnership Debt has been paid in full or (ii) Communications or any Subsidiary of Communications (other than Logix and its Subsidiaries) does not have a Lien upon and right to apply 100% of the Operating
         Cash Flow of such Cellular Partnership to repayment of such Cellular Partnership Debt.

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Papers on the last day upon which counterparts of this Amendment shall have been executed and delivered to Administrative Agent by Borrower, Required Lenders, and each Guarantor under the Credit Agreement; whereupon this Amendment shall be deemed effective as of December 31, 1998 (the "AMENDMENT EFFECTIVE DATE").

PARAGRAPH 3. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all liens, guaranties, and rights thereunder are hereby ratified and confirmed.

PARAGRAPH 4. REPRESENTATIONS. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Amendment Effective Date and as of the date of execution of this Amendment: (a) all representations and warranties in the Credit Agreement and related Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (b) no Default or Potential Default exists under the Credit Agreement and related Loan Papers; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower and each Guarantor in accordance with its terms.

PARAGRAPH 5. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 6. MISCELLANEOUS.

     6.1 This Amendment is one of the "Loan Papers" referred to in the Credit Agreement and the provisions of SECTION 13 of the Credit Agreement relating to the Credit Agreement and the related Loan Papers are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, and (d) this Amendment may be executed in any

                                                                 THIRD AMENDMENT
number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     6.2 The Credit Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. Upon execution and approval of this Amendment by the required parities, all references to the "Credit Agreement" made on and after the Amendment Effective Date, shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Credit Agreement or any Loan Papers, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Papers.

PARAGRAPH 7. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrower, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Amendment Effective Date.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]



                                       3
                                                                 THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), as Borrower

                                   By /s/ Richard D. Sewell, Jr.
                                      ------------------------------------------
                                   (Name) Richard D. Sewell, Jr.
                                   (Title) Treasurer

                                   SYGNET COMMUNICATIONS, INC., as Guarantor

                                   By /s/ Richard D. Sewell, Jr.
                                      ------------------------------------------
                                   (Name) Richard D. Sewell, Jr.
                                   (Title) Treasurer


                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   NATIONSBANK, N.A.,
                                   as Administrative Agent and a Lender

                                   By /s/ Julie A. Schell
                                      ------------------------------------------
                                   (Name) Julie A. Schell
                                   (Title) Vice President

                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   Name of Lender:

                                   BANK OF MONTREAL

                                   By: /s/ Ola Anderssen
                                       -----------------------------------------
                                       Name: Ola Anderssen
                                       Title: Director


                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   Name of Lender:

                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ Paul A. Weissenberger
                                       -----------------------------------------
                                       Name: P.A. Weissenberger
                                       Title: Authorized Signatory



                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   Name of Lender:

                                   BHF-BANK AKTIENGESELLSCHAFT
                                   ---------------------------------------------

                                   By: /s/ Michael T. Pellerito
                                       -----------------------------------------
                                       Name: Michael T. Pellerito
                                       Title: AVP


                                   By: /s/ Dan Dobrianskyi
                                       -----------------------------------------
                                       Name: Dan Dobrianskyi
                                       Title: Assistant Vice President


                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                   Name of Lender:

                                   CIBC INC.
                                   ---------------------------------------------

                                   By: /s/ Laura Hom
                                       -----------------------------------------
                                       Name: Laura Hom
                                       Title: Executive Director
                                              World Markets Corp. As Agent

                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                        Name of Lender:



                                        THE CIT Group/Equipment Financing, Inc.
                                        ----------------------------------------



                                        By:  /s/ J.E. Palmer
                                             ----------------------------------
                                             Name: J.E. Palmer
                                                   ----------------------------
                                             Title: Assistant Vice President
                                                    ---------------------------





                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                        Name of Lender:


                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        ----------------------------------------



                                        By:  /s/ Mark D. Thorsheim
                                             ----------------------------------
                                             Name: MARK D. THORSHEIM
                                                   ----------------------------
                                             Title: VICE PRESIDENT
                                                    ---------------------------





                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                        CypressTree Institutional Fund, LLC
                                        By: CypressTree Investment Management
                                            Company, Inc. its Managing Member


                                        By:  /s/ Catherine C. McDermott
                                             ----------------------------------
                                             Name: Catherine C. McDermott
                                                   ----------------------------
                                             Title: Principal
                                                    ---------------------------





                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                        CypressTree Institutional Fund, LLC
                                        By: CypressTree Investment Management
                                            Company, Inc. its Managing Member


                                        By:  /s/ Catherine C. McDermott
                                             ----------------------------------
                                             Name: Catherine C. McDermott
                                                   ----------------------------
                                             Title: Principal
                                                    ---------------------------





                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                        CypressTree Senior Floating Rate Fund
                                        By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager

                                        By:  /s/ Catherine C. McDermott
                                             ----------------------------------
                                             Name: Catherine C. McDermott
                                                   ----------------------------
                                             Title: Principal
                                                    ---------------------------





                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                        Name of Lender: EATON VANCE SENIOR
                                        INCOME TRUST
                                        By: EATON VANCE MANAGEMENT
                                            -----------------------------------
                                             AS INVESTMENT ADVISOR
                                            -----------------------------------

                                        By:  /s/ Rayson F. Swaffield
                                             ----------------------------------
                                             Name: Rayson F. Swaffield
                                                   ----------------------------
                                             Title: Vice President
                                                    ---------------------------





                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       First Union National Bank
                                       -----------------------------------------


                                       By: /s/ Jon W. Peterson
                                           -------------------------------------
                                           Name: Jon W. Peterson
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       Fleet National Bank
                                       -----------------------------------------


                                       By: /s/ Christine Campanelli
                                           -------------------------------------
                                           Name: Christine Campanelli
                                                 -------------------------------
                                           Title: VP
                                                  -----------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       THE FUGI BANK, LIMITED
                                       -----------------------------------------


                                       By: /s/ Masahito Sukuda
                                           -------------------------------------
                                           Name: MASAHITO SUKUDA
                                                 -------------------------------
                                           Title: JOINT GENERAL MANAGER
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       STEIN ROE & FARNHAM
                                       INCORPORATED, AS AGENT FOR
                                       KEYPORT LIFE INSURANCE COMPANY


                                       By: /s/ Brian W. Good
                                           -------------------------------------
                                       Name: Brian W. Good
                                             -----------------------------------
                                       Title: Vice President & Portfolio Manager
                                             -----------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       KZH CYPRESSTREE-1 LLC
                                       -----------------------------------------


                                       By: /s/ Peter Chin
                                           -------------------------------------
                                           Name: PETER CHIN
                                                 -------------------------------
                                           Title: AUTHORIZED AGENT
                                                  ------------------------------

                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       KZH STERLING LLC
                                       -----------------------------------------

                                       By:
                                           -------------------------------------


                                           By: /s/ Peter Chin
                                               ---------------------------------
                                              Name: PETER CHIN
                                                    ----------------------------
                                              Title: AUTHORIZED AGENT
                                                     ---------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       Lehman Commercial Paper Inc., as
                                       Co Syndication Agent
                                       -----------------------------------------

                                       By: /s/ Michele Swanson
                                           -------------------------------------
                                           Name: Michele Swanson
                                                 -------------------------------
                                           Title: Authorized Signatory
                                                  ------------------------------


                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       Metropolitan Life Insurance Company
                                       -----------------------------------------

                                       By: /s/ James R. Dingler
                                           -------------------------------------
                                           Name: James R. Dingler
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       NATIONAL CITY BANK
                                       -----------------------------------------

                                       By: /s/ Theodore M. Schmidt
                                           -------------------------------------
                                           Name: Theodore M. Schmidt
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       NORTH AMERICAN SENIOR FLOATING RATE FUND
                                       BY: CYPRESS INVESTMENT MANAGEMENT
                                           COMPANY, INC. AS PORTFOLIO MANAGER

                                           By: /s/ Catherine C. McDermott
                                              ----------------------------------
                                              Name: Catherine C. McDermott
                                                    ----------------------------
                                              Title: Principal
                                                     ---------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       PARIBAS
                                       -----------------------------------------

                                       By: /s/ Darlynn Kitcher
                                           -------------------------------------
                                           Name: DARLYNN KITCHER
                                                 -------------------------------
                                           Title: VICE PRESIDENT
                                                  ------------------------------


                                       By: /s/ Raymond T. Baxter
                                           -------------------------------------
                                           Name: FOR: THOMAS BRANDT
                                                 -------------------------------
                                           Title: DIRECTOR
                                                  ------------------------------


                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       PILGRIM PRIME RATE TRUST
                                       -----------------------------------------

                                       By: Pilgrim Investments, Inc.
                                           -------------------------------------
                                           as its investment manager


                                       By: /s/ Robert L. Wilson
                                           -------------------------------------

                                           Name: Robert L. Wilson
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                       Name of Lender:

                                       PNC BANK, NATIONAL ASSOCIATION
                                       -----------------------------------------

                                       By: /s/ Eunice De Jesus
                                           -------------------------------------
                                           Name: Eunice De Jesus
                                                 -------------------------------
                                           Title: Banking Officer
                                                  ------------------------------

                       SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender: SENIOR DEBT PORTFOLIO
                                             By: Boston Management and Research
                                                 as Investment Advisor
                             ---------------------------------------------------


                             By:
                                 -----------------------------------------------


                                 By: /s/ Payson F. Swaffield
                                     -------------------------------------------

                                     Name:  Payson F. Swaffield
                                           -------------------------------------

                                     Title: Vice President
                                            ------------------------------------








                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender:
                                   STEIN ROE FLOATING RATE
                                   LIMITED LIABILITY COMPANY


                             By: /s/ Brian W. Good
                                ------------------------------------------------

                                Name:   Brian W. Good
                                       -----------------------------------------

                                Title: Vice President,
                                       Stein Roe & Farnham Incorporated,
                                       as Advisor to the Stein Roe Floating Rate
                                       Limited Liability Company
                                       -----------------------------------------









                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender: SYNDICATED LOAN FUNDING TRUST
                                             BY: LEHMAN COMMERCIAL PAPER INC.
                                                 NOT IN ITS INDIVIDUAL CAPACITY
                                                 BUT SOLELY AS ASSET MANAGER
                             ---------------------------------------------------


                             By: /s/ Michele Swanson
                                 -----------------------------------------------

                                     Name: Michele Swanson
                                           -------------------------------------

                                     Title: Authorized Signatory
                                            ------------------------------------








                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender:

                             Toronto Dominion (Texas), Inc.
                             ---------------------------------------------------


                             By: /s/ Jimmy Simien
                                 -----------------------------------------------

                                 Name:  Jimmy Simien
                                        ----------------------------------------

                                 Title: Vice President
                                        ----------------------------------------









                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender:

                             U.S. Bank National Association
                             ---------------------------------------------------


                             By: /s/ Thomas G. Gunder
                                 -----------------------------------------------


                                 Name:  Thomas G. Gunder
                                       -----------------------------------------

                                 Title: V.P.
                                        ----------------------------------------









                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender:

                             VAN KAMPEN
                             PRIME RATE INCOME TRUST
                             ---------------------------------------------------


                             By: /s/ Jeffrey W. Maillet
                                 -----------------------------------------------


                                 Name:  JEFFREY W. MAILLET
                                       -----------------------------------------

                                 Title: Senior Vice President & Director
                                        ----------------------------------------









                       Signature Page to Third Amendment

Signature Page to that certain Third Amendment dated as of May 28, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Name of Lender:

                             VAN KAMPEN
                             SENIOR INCOME TRUST
                             ---------------------------------------------------


                             By: /s/ Jeffrey W. Maillet
                                 -----------------------------------------------


                                 Name:  Jeffrey W. Maillet
                                       -----------------------------------------

                                 Title: Senior Vice President & Director
                                        ----------------------------------------









                       Signature Page to Third Amendment